1Q23 Financial Results April 14, 2023 Exhibit 99

1Q23 Financial highlights

ROTCE[1]	CET1 capital ratios[2]	Std. RWA[3] $1.7T
23%	Std. 13.8% | Adv. 13.9%	Cash and marketable securities[4] $1.4T
	Total Loss-Absorbing Capacity[2] $488B	Average loans $1.1T

Income statement

- 1Q23 net income of $12.6B and EPS of $4.10
- Managed revenue of $39.3B[5]
  - Included net investment securities losses of $868mm
- Expense of $20.1B and managed overhead ratio of 51%[5]

Balance sheet

- Loans: average loans of $1.1T up 6% YoY and flat QoQ
- Deposits: average deposits of $2.3T down 8% YoY and down 3% QoQ
- CET1 capital of $227B[2]
  - Standardized CET1 capital ratio of 13.8%[2]; Advanced CET1 capital ratio of 13.9%[2]

Capital distributed

- Common dividend of $3.0B or $1.00 per share
- $1.9B of common stock net repurchases[6]
- Net payout LTM of 33%[7]

SIGNIFICANT ITEMS ($MM, EXCLUDING EPS)

	Pretax	Net income	EPS
Net investment securities losses in Corporate	($868)	($660)	($0.22)

[1] See note 3 on slide 10
[2] Represents the estimated Basel III common equity Tier 1 ("CET1") capital and ratio and Total Loss-Absorbing Capacity for the current period. See note 1 on slide 11
[3] Standardized risk-weighted assets ("RWA"). Estimated for the current period. See note 1 on slide 11
[4] Cash and marketable securities represents HQLA and unencumbered marketable securities. Estimated for the current period. See note 2 on slide 11
[5] See note 1 on slide 10
[6] Includes the net impact of employee issuances
[7] Last twelve months ("LTM"). Net of stock issued to employees

JPMORGAN CHASE & CO.

1

1Q23 4Q22 1Q22 Net interest income $20.8 $0.5 $6.9 Noninterest revenue 18.5 3.3 0.9 Managed revenue1 39.3 3.8 7.7 Expense 20.1 1.1 0.9 Credit costs 2.3 (0.0) 0.8 Net income $12.6 $1.6 $4.3 Net income applicable to common stockholders $12.2 $1.6 $4.3 EPS – diluted $4.10 $0.53 $1.47 ROE2 18% 16% 13% ROTCE2,3 23 20 16 Overhead ratio – managed1,2 51 53 61 Memo: NII excluding Markets 4 $20.9 $0.9 $9.2 NIR excluding Markets 4 10.0 0.1 (1.1) Markets revenue 8.4 2.7 (0.4) Managed revenue1 39.3 3.8 7.7 Adjusted expense 5 $19.9 $0.9 $0.9 Adjusted overhead ratio 1,2,5 51% 53% 60% $ O/(U) 1Q23 ROE O/H ratio CCB 40% 49% CIB 16% 55% CB 18% 37% AWM 34% 65% 1Q23 Financial results1 1Q23 Tax rate Effective rate: 20.9% Managed rate: 25.6%1,6 Note: Totals may not sum due to rounding 1 See note 1 on slide 10 2 Actual numbers for all periods, not over/(under) 3 See note 3 on slide 10 4 See note 2 on slide 10 5 See note 4 on slide 10 6 Reflects fully taxable-equivalent (“FTE”) adjustments of $987mm in 1Q23 $B 1Q23 4Q22 1Q22 Net charge-offs $1.1 $0.9 $0.6 Reserve build/(release) 1.1 1.4 0.9 Credit costs $2.3 $2.3 $1.5 $B, EXCEPT PER SHARE DATA 2

Fortress balance sheet

$B, EXCEPT PER SHARE DATA

	1Q23	4Q22	1Q22
Risk-based capital metrics[1]			
CET1 capital	$227	$219	$208
CET1 capital ratio – Standardized	13.8%	13.2%	11.9%
CET1 capital ratio – Advanced	13.9	13.6	12.7
Basel III Standardized RWA	$1,650	$1,654	$1,751
Leverage-based capital metric[2]			
Firm SLR	5.9%	5.6%	5.2%
Liquidity metrics[3]			
Firm LCR	114%	112%	110%
Bank LCR	140	151	181
Total excess HQLA	$368	$437	$625
HQLA and unencumbered marketable securities	1,431	1,427	1,662
Balance sheet metrics			
Total assets (EOP)	$3,744	$3,666	$3,955
Deposits (average)	2,320	2,380	2,516
Tangible book value per share[4]	76.69	73.12	69.58

STANDARDIZED CET1 RATIO (%)[1]



13.2%
74 bps
14 bps
(29 bps)
Net share repurchases: (12 bps)
3 bps
(9 bps)
13.8%
4Q22
Net income[5]
AOCI[6]
Capital Distributions[7]
RWA
Other[8]
1Q23

STANDARDIZED RISK-WEIGHTED ASSETS ($B)[1]



1,654
(6)
(4)
6
1,650
4Q22
Loans
Market Risk
Credit Risk ex. Loans
1Q23

Note: Totals may not sum due to rounding
[1] Estimated for the current period. See note 1 on slide 11
[2] Estimated for the current period. Represents the supplementary leverage ratio ("SLR")
[3] Estimated for the current period. Liquidity Coverage Ratio ("LCR") represents the average LCR for the Firm and JPMorgan Chase Bank, N.A. ("Bank"). See note 2 on slide 11
[4] See note 3 on slide 10
[5] Reflects Net Income Applicable to Common Equity
[6] Excludes AOCI on cash flow hedges and DVA related to structured notes
[7] Includes net share repurchases and common dividends
[8] Primarily CET1 capital deductions, including the impact of CECL. See note 1 on slide 11

JPMORGAN CHASE & CO.
3

CCB CIB CB AWM Corp.

Consumer & Community Banking[1]

SELECTED INCOME STATEMENT DATA ($MM)

	1Q23	$ O/(U) 4Q22	$ O/(U) 1Q22
Revenue	$16,456	$663	$4,274
Banking & Wealth Management[2]	10,041	459	4,026
Home Lending	720	136	(449)
Card Services & Auto	5,695	68	697
Expense[2]	8,065	153	410
Credit costs	1,402	(443)	724
Net charge-offs (NCOs)	1,052	207	499
Change in allowance	350	(650)	225
Net income	$5,243	$687	$2,335

FINANCIAL PERFORMANCE

- Net income of $5.2B, up 80% YoY
- Revenue of $16.5B, up 35% YoY, driven by higher net interest income
- Expense of $8.1B, up 5% YoY, largely driven by higher compensation, including wage inflation and headcount growth, as well as investments in the business, largely offset by lower auto lease depreciation
- Credit costs of $1.4B
  - NCOs of $1.1B, up $499mm YoY, predominantly driven by Card Services
  - Reserve build of $300mm in Card Services and $50mm in Home Lending

KEY DRIVERS / STATISTICS ($B)[3]

	1Q23	4Q22	1Q22
Equity	$52.0	$50.0	$50.0
ROE	40%	35%	23%
Overhead ratio	49	50	63
Average loans	$449.8	$448.5	$428.9
Average deposits	1,113.0	1,142.5	1,153.5
Active mobile customers (mm)[4]	50.9	49.7	46.5
Debit & credit card sales volume[5]	$387.3	$411.1	$351.5

- Average loans up 5% YoY and flat QoQ
- Average deposits down 4% YoY and 3% QoQ
  - EOP deposits down 4% YoY and up 1% QoQ
- Active mobile customers up 9% YoY
- Debit & credit card sales volume up 10% YoY
- Client investment assets down 1% YoY and up 7% QoQ

KEY DRIVERS / STATISTICS ($B) – DETAIL BY BUSINESS

	1Q23	4Q22	1Q22
Banking & Wealth Management			
Business Banking average loans[6]	$19.9	$20.5	$24.8
Business Banking loan originations	1.0	1.1	1.0
Client investment assets (EOP)	690.8	647.1	696.3
Deposit margin	2.78%	2.48%	1.22%
Home Lending			
Average loans	$172.1	$174.5	$176.5
Loan originations[7]	5.7	6.7	24.7
Third-party mortgage loans serviced (EOP)	575.9	584.3	575.4
Net charge-off/(recovery) rate	(0.04)%	(0.08)%	(0.17)%
Card Services & Auto			
Card Services average loans	$180.5	$177.0	$149.4
Auto average loans and leased assets	80.3	80.0	85.7
Auto loan and lease originations	9.2	7.5	8.4
Card Services net charge-off rate	2.07%	1.62%	1.37%
Card Services net revenue rate	10.38	10.06	9.87
Card Services sales volume[5]	$266.2	$284.8	$236.4

[1] See note 1 on slide 10
[2] See note 3 on slide 11
For additional footnotes see slide 12

JPMorgan Chase & Co.
4

CCB | CIB | CB | AWM | Corp.

Corporate & Investment Bank[1]

SELECTED INCOME STATEMENT DATA ($MM)

	1Q23	$ O/(U) 4Q22	$ O/(U) 1Q22
Revenue	$13,600	$3,002	$24
Investment Banking revenue	1,560	171	(497)
Payments[2]	2,396	276	495
Lending	267	(56)	(54)
Total Banking	4,223	391	(56)
Fixed Income Markets	5,699	1,960	1
Equity Markets	2,683	752	(372)
Securities Services	1,148	(11)	80
Credit Adjustments & Other	(153)	(90)	371
Total Markets & Securities Services	9,377	2,611	80
Expense[2]	7,483	988	120
Credit costs	58	(83)	(387)
Net income	$4,421	$1,107	$49

KEY DRIVERS / STATISTICS ($B)[3]

	1Q23	4Q22	1Q22
Equity	$108.0	$103.0	$103.0
ROE[2]	16%	12%	16%
Overhead ratio	55	61	54
Comp/revenue	30	29	30
IB fees ($mm)	$1,654	$1,467	$2,050
Average loans	228.1	225.8	212.4
Average client deposits[4]	633.7	649.7	709.1
Merchant processing volume[5]	558.8	583.2	490.2
Assets under custody ($T)	29.7	28.6	31.6
ALL/EOP loans ex-conduits and trade[6]	1.81%	1.67%	1.31%
Net charge-off/(recovery) rate[6]	0.11	0.02	0.05
Average VaR ($mm)	$45	$60	$64

FINANCIAL PERFORMANCE

- Net income of $4.4B, up 1% YoY; revenue of $13.6B, flat YoY
- Banking revenue
  - IB revenue of $1.6B, down 24% YoY
    - IB fees down 19% YoY, predominantly driven by lower debt underwriting fees
  - Payments revenue of $2.4B, up 26% YoY
    - Excluding the net impact of equity investments, primarily a gain in the prior year, up 55%, predominantly driven by higher rates, partially offset by lower deposit balances
  - Lending revenue of $267mm, down 17% YoY, predominantly driven by mark-to-market losses on hedges of retained loans, largely offset by higher net interest income on higher loan balances
- Markets & Securities Services revenue
  - Markets revenue of $8.4B, down 4% YoY
    - Fixed Income Markets revenue of $5.7B, flat YoY, reflecting higher revenue in Rates and Credit and lower revenue in Currencies & Emerging Markets
    - Equity Markets revenue of $2.7B, down 12% YoY, against a strong first quarter in the prior year
  - Securities Services revenue of $1.1B, up 7% YoY, driven by higher rates, partially offset by lower deposit balances and market levels
- Expense of $7.5B, up 2% YoY, reflecting higher compensation, including headcount growth and wage inflation, largely offset by lower revenue-related compensation
- Credit costs of $58mm

[1] See note 1 on slide 10
[2] See note 3 on slide 11
For additional footnotes see slide 12

JPMORGAN CHASE & CO.

5

CCB CIB CB AWM Corp.

Commercial Banking[1]

SELECTED INCOME STATEMENT DATA ($MM)

		$ O/(U)	
	1Q23	4Q22	1Q22
Revenue	$3,511	$107	$1,113
Middle Market Banking	1,681	62	701
Corporate Client Banking	1,176	67	346
Commercial Real Estate Banking	642	(24)	61
Other	12	2	5
Expense	1,308	54	179
Credit costs	417	133	260
Net income	$1,347	($76)	$497

KEY DRIVERS / STATISTICS ($B)[2]

	1Q23	4Q22	1Q22
Equity	$28.5	$25.0	$25.0
ROE	18%	22%	13%
Overhead ratio	37	37	47
Payments revenue ($mm)[3]	$2,028	$1,989	$1,022
Gross IB revenue ($mm)[4]	$881	$700	$729
Average loans[5]	238.0	235.3	210.7
Average client deposits	266.0	278.9	316.9
Allowance for loan losses	3.6	3.3	2.4
Nonaccrual loans	0.9	0.8	0.8
Net charge-off/(recovery) rate[6]	0.06%	0.06%	0.01%
ALL/loans[6]	1.49	1.42	1.11

FINANCIAL PERFORMANCE

- Net income of $1.3B, up 58% YoY
- Revenue of $3.5B, up 46% YoY, driven by higher deposit margins, partially offset by lower deposit-related fees
  - Payments revenue of $2.0B, up 98% YoY
  - Gross IB revenue of $881mm, up 21% YoY
- Expense of $1.3B, up 16% YoY, largely driven by higher compensation, including headcount growth, as well as higher volume-related expense
- Credit costs of $417mm, reflecting a net reserve build
- Average loans of $238B, up 13% YoY and up 1% QoQ
  - C&I[7] up 18% YoY and up 1% QoQ
  - CRE[7] up 8% YoY and up 1% QoQ
- Average deposits of $266B, down 16% YoY and 5% QoQ, predominantly driven by continued attrition in non-operating deposits as well as seasonally lower balances

[1] See note 1 on slide 10
For additional footnotes see slide 12

JPMORGAN CHASE & CO.
6

Asset & Wealth Management1 KEY DRIVERS / STATISTICS ($B)2 ⚫ Net income of $1.4B, up 36% YoY ⚫ Revenue of $4.8B, up 11% YoY, driven by higher deposit margins on lower balances and a valuation gain of $339mm on the Firm’s initial investment in the Asset Management joint venture in China as a result of taking 100% ownership, partially offset by the impact of lower average market levels on management fees and lower performance fees ⚫ Expense of $3.1B, up 8% YoY, predominantly driven by higher compensation, including headcount growth, higher revenue-related compensation and the impact of acquisitions ⚫ AUM of $3.0T was up 2% YoY and client assets of $4.3T were up 6% YoY, driven by continued net inflows ⚫ For the quarter, AUM had long-term net inflows of $47B and liquidity net inflows of $93B ⚫ Average loans of $211B, down 1% YoY and down 1% QoQ ⚫ Average deposits of $224B, down 22% YoY and down 5% QoQ 1 See note 1 on slide 10 2 Actual numbers for all periods, not over/(under) SELECTED INCOME STATEMENT DATA ($MM) FINANCIAL PERFORMANCE 1Q23 4Q22 1Q22 Revenue $4,784 $196 $469 Asset Management 2,434 276 120 Global Private Bank 2,350 (80) 349 Expense 3,091 69 231 Credit costs 28 (4) (126) Net income $1,367 $233 $359 $ O/(U) 1Q23 4Q22 1Q22 Equity $16.0 $17.0 $17.0 ROE 34% 26% 23% Pretax margin 35 33 30 Assets under management ("AUM") $3,006 $2,766 $2,960 Client assets 4,347 4,048 4,116 Average loans 211.5 214.2 214.6 Average deposits 224.4 237.0 287.8 CCB CIB CB AWM Corp. 7

Corporate1 FINANCIAL PERFORMANCESELECTED INCOME STATEMENT DATA ($MM) ⚫ Revenue was $985mm, up $1.9B YoY ⚫ Net interest income was $1.7B, compared with a loss of $536mm in the prior year, due to the impact of higher rates ⚫ Noninterest revenue was a loss of $755mm, compared with a loss of $345mm in the prior year, and included net investment securities losses of $868mm ⚫ Expense: Noninterest expense of $160mm, down $24mm YoY ⚫ Credit costs of $370mm, reflecting a net reserve build, driven by single name exposures 1 See note 1 on slide 10 1Q23 4Q22 1Q22 Revenue $985 ($198) $1,866 Net interest income 1,740 442 2,276 Noninterest revenue (755) (640) (410) Expense 160 (179) (24) Credit costs 370 384 341 Net income/(loss) $244 ($337) $1,100 $ O/(U) CCB CIB CB AWM Corp. 8

Outlook[1]

FIRMWIDE

1

Expect FY2023 net interest income and net interest income excluding Markets of **~$81B**, market dependent

NII EX. MARKETS



$21B
~$60B
Run-rate: $84B
~$80B
mid-70s ($B)
1Q23
2Q23 – 4Q23
Medium-term

SIGNIFICANT SOURCES OF UNCERTAINTY

- Deposit reprice (magnitude and timing)
  - Consumer behavior and competitive dynamics
- Hard vs. soft landing
  - Impacts both rates and loan growth
- Loan growth, including card revolve
- Securities reinvestment strategy
- Impact of policy choices
  - Pace of quantitative tightening
  - Path of Fed Funds rate
  - Size and terms of RRP

2

Expect FY2023 adjusted expense of **~$81B**, market dependent

3

Expect FY2023 Card Services NCO rate of **~2.60%**

[1] See notes 1, 2 and 4 on slide 10

JPMorgan Chase & Co.
9

Notes on non-GAAP financial measures 1. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on a fully taxable-equivalent basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. For a reconciliation of the Firm’s results from a reported to managed basis, refer to page 7 of the Earnings Release Financial Supp lement 2. In addition to reviewing net interest income (“NII”) and noninterest revenue (“NIR”) on a managed basis, management also reviews these metrics excluding CIB Markets (“Markets”, which is composed of Fixed Income Markets and Equity Markets). Markets revenue consists of principal transactions, fees, commissions and other income, as well as net interest income. These metrics, which exclude Markets, are non-GAAP financial measures. Management reviews these metrics to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities, apart from any volatility associated with Markets activities. In addition, management also assesses Markets business performance on a total revenue basis as offsets may occur across revenue lines. For example, securities that generate net interest income may be risk-managed by derivatives that are reflected at fair value in principal transactions revenue. Management believes these measures provide investors and analysts with alternative measures to analyze the revenue trends of the Firm. For a reconciliation of NII and NIR from reported to excluding Markets, refer to page 29 of the Earnings Release Financial Supplement. For additional information on Markets revenue, refer to page 70 of the Firm’s 2022 Form 10-K 3. Tangible common equity (“TCE”), return on tangible common equity (“ROTCE”) and tangible book value per share (“TBVPS”), are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than mortgage servicing rights), net of related deferred tax liabilities. For a reconciliation from common stockholders’ equity to TCE, refer to page 10 of the Earnings Release Financial Supplement. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE . TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. Book value per share was $94.34, $90.29 and $86.16 at March 31, 2023, December 31, 2022 and March 31, 2022, respectively. TCE, ROTCE and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity 4. Adjusted expense and adjusted overhead ratio are each non-GAAP financial measures. Adjusted expense represents noninterest expense excluding Firmwide legal expense of $176mm, $27mm and $119mm for the three months ended March 31, 2023, December 31, 2022 and March 31, 2022, respectively. The adjusted overhead ratio measures the Firm’s adjusted expense as a percentage of managed net revenue. Management believes this information helps investors understand the effect of these items on reported results and provides an alternate presentation of the Firm’s performance 5. Corporate & Investment Bank (“CIB”) calculates the ratio of the allowance for loan losses to end-of-period loans (“ALL/EOP”) excluding the impact of consolidated Firm-administered multi-seller conduits and trade finance loans, to provide a more meaningful assessment of CIB’s allowance coverage ratio 10

Additional notes 1. Reflects the Current Expected Credit Losses ("CECL") capital transition provisions. Beginning January 1, 2022, the $2.9B CECL capital benefit is being phased out at 25% per year over a three-year period. As of March 31, 2023, CET1 capital and Total Loss-Absorbing Capacity reflected the remaining $1.4B CECL benefit; as of December 31, 2022 and March 31, 2022, CET1 capital reflected a $2.2B benefit. Refer to Capital Risk Management on pages 86-96 of the Firm’s 2022 Form 10-K for additional information 2. Total excess high-quality liquid assets (“HQLA”) represent the average eligible unencumbered liquid assets that are in excess of what is required to meet the estimated Firm and Bank total net cash outflows over a prospective 30 calendar-day period of significant stress under the LCR rule. HQLA and unencumbered marketable securities, includes the Firm’s average eligible HQLA, other end-of-period HQLA-eligible securities which are included as part of the excess liquidity at the Bank that are not transferable to non-bank affiliates and thus excluded from the Firm’s LCR under the LCR rule, and other end-of-period unencumbered marketable securities, such as equity and debt securities. Does not include borrowing capacity at Federal Home Loan Banks and the discount window at the Federal Reserve Bank. Refer to Liquidity Risk Management on pages 97-104 of the Firm’s 2022 Form 10-K for additional information 3. In the first quarter of 2023, the allocations of revenue and expense to CCB associated with a Merchant Services revenue sharing agreement were discontinued and are now retained in Payments in CIB. Prior-period amounts have been revised to conform with the current presentation 11

Additional notes on slides 4-6 Slide 4 – Consumer & Community Banking 3. Actual numbers for all periods, not over/(under) 4. Users of all mobile platforms who have logged in within the past 90 days 5. Excludes Commercial Card 6. Includes the impact of loans originated under the PPP. For further information, refer to page 13 of the Earnings Release Financial Supplement 7. Firmwide mortgage origination volume was $6.8B, $8.5B and $30.2B for the three months ended March 31, 2023, December 31, 2022 and March 31, 2022, respectively Slide 5 – Corporate & Investment Bank 3. Actual numbers for all periods, not over/(under) 4. Client deposits and other third-party liabilities pertain to the Payments and Securities Services businesses 5. Represents total merchant processing volume across CIB, CCB and CB 6. Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off/(recovery) rate. ALL/EOP loans as reported was 1.31%, 1.22%, and 1.01% at March 31, 2023, December 31, 2022 and March 31, 2022, respectively. See note 5 on slide 10 Slide 6 – Commercial Banking 2. Actual numbers for all periods, not over/(under) 3. In the fourth quarter of 2022, certain revenue from CIB Markets products was reclassified from investment banking to payments. Prior-period amounts have been revised to conform with the current presentation 4. Includes gross revenues earned by the Firm, that are subject to a revenue sharing arrangement with the CIB, for products sold to CB clients through the Investment Banking, Markets or Payments businesses. This includes revenues related to fixed income and equity markets products. Refer to page 61 of the Firm’s 2022 Form 10- K for discussion of revenue sharing 5. Includes the impact of loans originated under the PPP. For further information, refer to page 20 of the Earnings Release Financial Supplement 6. Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate and loan loss coverage ratio 7. Commercial and Industrial (“C&I”) and Commercial Real Estate (“CRE”) groupings for CB are generally based on client segments and do not align with regulatory definitions 12

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2022, which has been filed with the Securities and Exchange Commission and is available on JPMorgan Chase & Co.’s website (https://jpmorganchaseco.gcs- web.com/financial-information/sec-filings), and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update any forward-looking statements. 13